FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2018
Text block [abstract]
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

32. FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

a) Financial instruments classification and fair value

The main financial instruments, classified in accordance with the accounting principles adopted by the Company, are as follows:

	Level	2018		2017
		Balance	Fair value	Balance	Fair value
Financial assets
Amortized cost (1)
Marketable securities – Cash investments	2	117	117	45	45
Customers and Traders; Concession holders (transmission service)	2	3,928	3,928	4,035	4,035
Restricted cash	2	91	91	106	106
Advances to suppliers	2	94	94	123	123
Customers – Accounts receivable from the State of Minas Gerais		245	245	105	105
Other accounts receivable from the State of Minas Gerais (CIP)		2	2	1	1
Accounts receivable from the State of Minas Gerais (AFAC)	2	246	246	235	235
Concession financial assets – CVA (Parcel ‘A’ Costs Variation Compensation) Account and Other financial components	3	1,081	1,081	369	369
Reimbursement of tariff subsidies	2	91	91	77	77
Low-income subsidy	2	30	30	27	27
Escrow deposits	2	2,502	2,502	2,336	2,336
Concession grant fee – Generation concessions	3	2,409	2,409	2,337	2,337
Reimbursements receivable – Transmission		1,296	1,296	1,928	1,928
Accounts receivable – Renova	2	532	532	350	350
Reimbursement – Decontracting of supply	2	97	97	—	—
Reimbursement – Assignment of contract		10	10	—	—

		12,771	12,771	12,074	12,074
Fair value through profit or loss
Cash equivalents – Cash investments		783	783	917	917
Marketable securities		—	—	—	—
Bank certificates of deposit	2	—	—	3	3
Treasury Financial Notes (LFTs)	1	254	254	740	740
Financial Notes – Banks	2	435	435	289	289
Debentures	2	7	7	11	11

		1,479	1,479	1,960	1,960
Transmission concession financial assets – remunerated by tariff		—	—	547	547
Derivative financial instruments (Swaps)	3	813	813	9	9
Derivative financial instruments (Ativas and Sonda Put options)(2)	3	4	4	4	4
Concession financial assets – Distribution infrastructure	3	396	396	371	371
Reimbursements receivable – Generation	3	816	816	1,901	1,901

		3,508	3,508	4,792	4,792

		16,279	16,279	16,866	16,866

Financial liabilities
Amortized cost (1)
Loans, financing and debentures	2	(14,772)	(14,772)	(14,398)	(14,398)
Debt with pension fund (Forluz)	2	(652)	(652)	(720)	(720)
Deficit of pension fund (Forluz)	2	(378)	(378)	(283)	(283)
Concession financial liabilities – CVA (Parcel ‘A’ Costs Variation) Account and Other financial components	3	—	—	(415)	(415)
Concessions payable	3	(19)	(19)	(21)	(21)
Minas Gerais State tax amnesty plan (PRCT)	2	—	—	(283)	(283)
Suppliers	2	(1,801)	(1,801)	(2,343)	(2,343)
Advances from customers	2	(79)	(79)	(233)	(233)

		(17,701)	(17,701)	(18,696)	(18,696)
Fair value through profit or loss
Derivative financial instruments (Swaps)	3	—	—	(41)	(41)
Derivative financial instruments (RME put options)	2	—	—	(507)	(507)
Derivative financial instruments (SAAG put options)	3	(419)	(419)	(312)	(312)

		(419)	(419)	(860)	(860)

		(18,120)	(18,120)	(19,556)	(19,556)

(1)	On December 31, 2018 and 2017, the book values of financial instruments reflect their fair values.
(2)	Options in shares of Sonda in the amount of R$ 4, recognized in the Company’s assets due to the merger of Cemig Telecom.

At initial recognition the Company measures its financial assets and liabilities at fair value and classifies them according to the accounting standards currently in effect. Fair value is a measurement based on assumptions that market participants would use in pricing an asset or liability. The Company uses the following classification to its financial instruments:

•

Level 1 – Active market – Quoted prices: A financial instrument is considered to be quoted in an active market if the prices quoted are promptly and regularly made available by an exchange or organized over-the-counter market, by operators, by brokers or by a market association, by entities whose purpose is to publish prices, or by regulatory agencies, and if those prices represent regular arm’s length market transactions made without any preference.

•

Level 2 – No active market – Valuation technique: For an instrument that does not have an active market, fair value should be found by using a method of valuation/pricing. Criteria such as data on the current fair value of another instrument that is substantially similar, or discounted cash flow analysis or option pricing models, may be used. The objective of the valuation technique is to establish what would be the transaction price on the measurement date in an arm’s-length transaction motivated by business model.

•

Level 3 – No active market – No observable inputs: The fair value of investments in securities for which there are no prices quoted on an active market, and/or of derivatives linked to them which are to be settled by delivery of unquoted securities. Fair value is determined based on generally accepted valuation techniques, such as on discounted cash flow analysis or other valuation techniques such as, for example, New Replacement Value (Valor novo de reposição, or VNR).

Fair value calculation of financial positions

Distribution infrastructure concession financial assets, and transmission concession financial assets – Assets remunerated by tariff: These are measured at New Replacement Value (Valor novo de reposição, or VNR), according to criteria established by the Concession-granting power (‘Grantor’), based on fair value of the concession assets in service and which will be revertible at the end of the concession, and on the weighted average cost of capital (WACC) defined by the Grantor, which reflects the concession holder’s return on the operations of the concession. The VNR and the WACC are public information disclosed by the Grantor and by Cemig respectively. Changes in concession financial assets are disclosed in Note 15.

Indemnifiable receivable – transmission: These are measured at New Replacement Value (Valor novo de reposição, or VNR), according to criteria established by the Concession-granting power (‘Grantor’), based on fair value of the assets to be indemnify as a result of acceptance of the terms of Law 12,783/13, and on the weighted average cost of capital (WACC) used by the Grantor, which reflects the concession holder’s return on the operations of the concession. The VNR and the WACC are public information disclosed by the Grantor and by Cemig, respectively.

Indemnifiable receivable – generation: measured at New Replacement Value (VNR), as per criteria set by regulations of the grantor power, based on the fair value of the assets to be indemnify at the end of the concession.

Marketable securities: Fair value of marketable securities is determined taking into consideration the market prices of the investment, or market information that makes such calculation possible, considering future interest rates and exchange of investments to similar securities. The market value of the security is deemed to be its maturity value discounted to present value by the discount rate obtained from the market yield curve.

Put options: The Company adopted the Black-Scholes-Merton method for measuring fair value of the SAAG, RME and Sonda options. The fair value of these options was calculated on the basis of the estimated exercise price on the day of exercise of the option, less the fair value of the underlying shares, also estimated for the date of exercise, brought to present value at the reporting date.

Swaps: Fair value was calculated based on the market value of the security at its maturity adjusted to present value by the discount rate from the market yield curve.

Other financial liabilities: Fair value of its loans, financing and debentures were determined using 141.90% of the CDI rate – based on its most recent funding. For the loans, financing, debentures and debt renegotiated with Forluz, with annual rates between IPCA + 4.70% to 8.07% and CDI + 0.64% to 3.26%, Company believes that their carrying amount is approximated to their fair value.

b) Derivative financial instruments

Put options

Company holds options to sell certain securities (put options) for which it has calculated the fair value based on the Black and Scholes Merton (BSM) model, considering the following assumptions: exercise price of the option; closing price of the underlying asset as of December 31, 2018; risk-free interest rate; volatility of the price of the underlying asset; and the time to maturity of the option.

Analytically, calculation of the exercise price of the options, the risk-free interest rate and the time to maturity is primarily deterministic, so that the main divergence in the put options takes place in the measurement of the closing price and the volatility of the underlying asset.

On December 31, 2018 and 2017, the options values were as follows:

	2018	2017
Put option for shares in RME	—	507
Put option – SAAG	419	312
Put / call options – Ativas and Sonda	(4)	(4)

	415	815

Put option – SAAG

Option contracts were signed between Cemig GT and the private pension entities that participate in the investment structure of SAAG (comprising FIP Melbourne, Parma Participações S.A. and FIP Malbec, jointly, ‘the Investment Structure’), giving those entities the right to sell units in the Funds that comprise the Investment Structure, at the option of the Funds, in the 84th (eighty-fourth) month from June 2014. The exercise price of the Put Options will correspond to the amount invested by each private pension plan in the Investment Structure, updated pro rata temporis by the Expanded National Customer Price (IPCA) index published by the IBGE, plus interest at 7% per year, less such dividends and Interest on Equity as shall have been paid by SAAG to the pension plan entities. This option was considered to be a derivative instrument, accounted at fair value through profit and loss.

For measurement of the fair value of SAAG put options Cemig GT uses the Black-Scholes-Merton (‘BCM’) model. The assumption was made that the future expenditures of FIP Malbec and FIP Melbourne are insignificant, so that the options are valued as if they hold direct equity interests at Mesa. However, neither SAAG nor Mesa have its share traded on a securities exchange, so that some assumptions are necessary for calculation of the price of the asset and its volatility for application of the BSM model. The closing price of the share of Mesa on December 31, 2018 is ascertained based on free cash flow (FCFE), expressed by equity pick-up of the indirect interests held by the FIPs. Volatility, in turn, is measured as an average of historic volatility (based on the hypothesis that the series of the difference of continuously capitalized returns follows a normal distribution) of comparable companies in the energy generation sector that are traded at Bovespa.

Based on the analysis performed, a liability of R$419 was recorded in the Company’s financial statements (R$312 on December 31, 2017), for the difference between the exercise price and the estimated fair value of the assets.

The changes in the value of the options are as follows:

Balance at December 31, 2015	148
Adjustment to fair value	48
Balance at December 31, 2016	196

Variation in fair value	121
Reversals	(5)
Balance at December 31, 2017	312

Adjustment to fair value	107

Balance at December 31, 2018	419

Cemig GT performed the sensitivity analysis of the exercise price of the option, varying the risk-free interest rate and the volatility, keeping the other variables of the model unchanged. In this context, scenarios for the risk-free interest rate at 4.86% to 8.86% p.a., and for volatility between 23% and 83% p.a., were used, resulting in estimates of minimum and maximum price for the put option of R$ 396 and R$ 449, respectively.

This option can potentially dilute basic profit per share in the future; however, they have not caused dilution of profit per share in the years presented.

Put options of RME and Lepsa’s shares

Cemig had a contract under which Fundo de Participações Redentor had the option to sell to Cemig all of its shares at RME and Lepsa. The exercise price of the option was calculated from the sum of the value of the amounts injected by the Fund into the investee, plus the operating expenses of the fund, less Interest on equity, and dividends, distributed by RME and Lepsa. The exercise price is subject to monetary adjustment by the CDI (Interbank CD) Rate plus financial remuneration at 0.9% per year.

The exercise of the options was divided into two stages, as follows: The first was exercised on November 30, 2017, when Cemig acquired the totality of Lepsa’s shares, and the totality of RME’s preferred shares, held by BB-BI, BV Financeira and Santander, which fair value was R$ 185, comprising R$ 147 in Lepsa and R$ 38 in RME.

With that exercise of the first stage of the options, Cemig increased its shareholding position at RME from 66.27 to 75% of the total capital, while continuing to own a 50% interest in the voting stock of RME; and increased its shareholding position at Lepsa from 66.62% to 100% of the total and voting stock.

On November 22, 2017 Cemig signed the First Amendment to the Shareholders’ Agreement of RME – Rio Minas Energia Participações S.A. (‘RME’), with: Banco Santander (Brasil) S.A. (‘Santander’), BV Financeira S.A. – Crédito Financiamento e Investimento (‘BV Financeira’) and BB-Banco de Investimento S.A. (‘BB-BI’), (jointly, ‘the Shareholder banks’) to formalize the partial postponement of the exercise date of the Put option granted by Cemig to the Shareholder Banks, from November 30, 2017 to November 30, 2018.

On November 30, 2018 the second stage of the options was exercised, in which Cemig acquired the totality of the common shares in RME held by BB-Banco de Investimento S.A., BV Financeira S.A. – Crédito, Financiamento e Investimento and Banco Santander (Brasil) S.A., for R$ 659, and settled all commitments to the said shareholders in relation to the put option. With this acquisition Cemig became also holder of 100% of the share capital of RME.

The change in the value of the options – the difference between the estimated fair value for the assets and the corresponding exercise price, on December 31, 2018, 2017 and 2016, is as follows:

Balance at December 31, 2015	1,245
Variation in fair value	55
Reversals	(150)

Balance at December 31, 2016	1,150
Variation in fair value	187
Written down, due to exercise of Put	(830)
Balance at December 31, 2017	507

Variation in fair value	48
Written down, due to exercise of Put	(555)

Balance at December 31, 2018	—

The effects of the options contract on the net income for 2018, 2017 and 2016 were recognized at fair value based on the Black-Scholes-Merton analysis, considering: exercise price of the option; closing price of the stock of Light on the record dates (as a reference for the value of the indirect equity interest held by the direct shareholders of RME and Lepsa in Light); risk-free interest rate; volatility of the price of the underlying asset; and time to maturity of the option.

Sonda options

As part of the shareholding restructuring, CemigTelecom and Sonda signed a Purchase Option Agreement (issued by CemigTelecom) and a Sale Option Agreement (issued by Sonda). With the merger of Cemig Telecom into Cemig, on March 31, 2018, the option contract became an agreement between Cemig and Sonda.

This resulted in Cemig simultaneously having a right (put option) and an obligation (call option). The exercise price of the put option will be equivalent to fifteen times the adjusted net income of Ativas in the year prior to the exercise date. The exercise price of the call option will be equivalent to seventeen times the adjusted net income of Ativas in the business year prior to the exercise date. Both options, if exercised, result in the sale of the shares in Ativas currently owned by the Company, and the exercise of one of the options results in nullity of the other. The options may be exercised as from January 1, 2021.

The put and call options in Ativas (‘the Ativas Options’) were measured at fair value and posted at their net value, i.e. the difference between the fair values of the two options on the reporting date of the financial statements for 2018 and 2017. Depending on the value of the options, the net value of the Ativas Options may be an asset or a liability of the Company.

The measurement has been made using the Black-Scholes-Merton (BSM) model. In the calculation of the fair value of the Ativas Options based on the BSM model, the following variables are taken into account: closing price of the underlying asset in 2018; the risk-free interest rate; the volatility of the price of the underlying asset; the time to maturity of the option; and the exercise prices on the exercise date.

The closing price of the underlying asset was based on the valuation prepared by the same specialized consulting firm responsible for calculating the options. The valuation base date is December 31, 2018, the same date as the closing of the Company’s Financial Statements, and the methodology used to calculate the fair value of the company is discounted cash flow (DCF) based on the value of the shares transaction of Ativas by Sonda, occurred on October 19, 2016. The calculation of the risk-free interest rate was based on yields of National Treasury Bills. Maturity was calculated assuming exercise date of December 31, 2021.

Considering that the exercise prices of the options are contingent upon the future financial results of Ativas, the estimated exercise prices on the maturity date was based on statistical analyses and information of comparable listed companies.

Swap transactions

Considering that part of the loans and financings of the Company’s subsidiaries is denominated in foreign currency, the companies use derivative financial instruments (swaps) to protect the servicing associated with these debts (principal plus interest).

The derivative financial instruments contracted have the purpose of protecting the operations against the risks arising from foreign exchange variation and are not used for speculative purposes.

The notional amount of derivative transactions are not presented in the statement of financial position, since they refer to transactions that do not require cash as only the gains or losses actually incurred are recorded. The net result of those transactions on December 31, 2018 was a positive adjustment of R$ 893 (negative adjustment of R$ 32 on December 31, 2017), which was posted in finance income (expenses).

The Company has a Financial Risks Management Committee, to monitor the financial risks in relation to volatility and trends of inflation index, exchange rates and interest rates that affect its financial transactions and which could negatively affect its liquidity and profitability. The Committee implements action plans and sets guidelines for proactive control of the financial risks environment.

The counterparties of the derivative transactions are the banks Bradesco, Itaú, Goldman Sachs and BTG Pactual and Cemig is guarantor of the derivative financial instruments contracted by Cemig GT.

This table presents the derivative instruments contracted by Cemig GT as of December 31, 2018 and 2017.

Assets (1)	Liability	Maturity period	Trade market	Notional amount (2)		Unrealized gain / loss		Unrealized gain / loss
						Carrying amount 2018	Fair value 2018	Carrying amount 2017	Fair value 2017
US$ exchange variation + Rate (9.25% p.y.)	Local currency + R$ 150.49% of CDI	Interest: Half-yearly Principal: Dec. 2024	Over the counter	US$	1,000	679	627	51	(32)
US$ exchange variation + Rate (9.25% p.y.)	Local currency + R$125.52% of CDI	Interest: Half-yearly Principal: Dec. 2024	Over the counter	US$	500	33	186	—	—

						712	813	51	(32)

1)

For the US$1 billion Eurobond issued on December 2017: (i) for the principal, a call spread was contracted, with floor at R$ 3.25/US$ and ceiling at R$ 5.00/US$; and (ii) a swap was contracted for the total interest, for a coupon of 9.25% p.a. at an average rate equivalent to 150.49% of the CDI.

For the additional US$500 million issuance of the same Eurobond issued on July 2018: (1) a call spread was contracted for the principal, with floor at R$ 3.85/US$ and ceiling at R$ 5.00/US$; and (2) a swap was contracted for the interest, resulting in a coupon of 9.25% p.a., with an average rate equivalent to 125.52% of the CDI rate.

2)	In millions of US$.

In accordance with market practice, Cemig GT uses a mark-to-market method to measure its derivatives financial instruments for its Eurobonds. The principal indicators for measuring the fair value of the swap are the B3 future market curves for the DI rate and the dollar. The Black & Scholes model is used to price the call spread.

The fair value at December 31, 2018 was R$ 813, which would be the reference if Cemig GT would liquidate the financial instrument on that date, but the swap contracts protect the Company’s cash flow up to the maturity of the bonds in 2024 and they have carrying value of R$ 712 at December 31, 2018.

Cemig GT is exposed to market risk due to having contracted this hedge, the principal potential impact being a change in future interest rates and/or the future exchange rates. Based on the futures curves for interest rates and dollar, Cemig GT prepare a sensitivity analyses and estimates that in a probable scenario its results would be affected by the swap and call spread at the end of the period in the amount of R$ 1.2 billion for the option (call spread), partially compensated by R$ 43 for the swap – comprising a total of R$ 1.15 billion.

The sensitivity analyses was prepared in accordance with CVM instruction 475/2008, with the objective of analyzing the impact of changes in market variables on each Company’s financial instruments.

Cemig GT has measured the effects on its net income of reduction of the estimated fair value for the ‘probable’ scenario by 25% and 50%, respectively, as follows:

	Base scenario Dec. 31, 2018	‘Probable’ scenario:	‘Possible’ scenario exchange rate depreciation and interest rate increase 25%	‘Remote’ scenario: exchange rate depreciation and interest rate increase 50%
Swap (asset)	5,981	5,934	4,875	3,921
Swap (liability)	(6,095)	(5,977)	(6,130)	(6,269)
Option / Call spread	927	1,196	588	193

Derivative hedge instrument	813	1,153	(667)	(2,155)

The same methods of measuring marked to market of the derivative financial instruments described above were applied to the estimation of fair value.

c) Financial risk management

Corporate risk management is a management tool that is part of the Company’s corporate governance practices, and is aligned with the process of planning, which sets the Company’s strategic business objectives.

The Company has a Financial Risks Management Committee, whose purpose is to implement guidelines and monitor the financial risk of transactions that could negatively affect the Company’s liquidity or profitability, recommending hedge protection strategies to minimize the Company’s exposure to foreign exchange rate risk, interest rate risk, and inflation risks, which are effective, in alignment with the Company’s business strategy.

The main risks to which the Company is exposed are as follows:

Exchange rate risk

Cemig and its subsidiaries are exposed to the risk of appreciation in exchange rates, with effect on loans and financing, suppliers, and cash flow.

The net exposure to exchange rates is as follows:

	2018		2017
Exposure to exchange rates	Foreign currency	R$	Foreign currency	R$
US dollar
Loans and financing (Note 22)	1,518	5,882	1,015	3,357
Suppliers (Itaipu Binacional)	70	268	74	240

	1,588	6,150	1,089	3,597
Loans and financing (Note 22)	—	—	1	4

Net liabilities exposed		6,150		3,601

Sensitivity analysis

Based on information from its financial consultants, the Company estimates that in a probable scenario the variation of the exchange rates of foreign currencies in relation to the Real at the end of 2019 will be an depreciation of the dollar by 1.92%, to R$3.80, and a depreciation of the euro by 1.55%, to R$4,37. The Company has prepared a sensitivity analysis of the effects on the Company’s net income arising from depreciation of the Real exchange rate by 25%, and by 50%, in relation to this ‘probable’ scenario.

Risk: foreign exchange rate exposure	Base Scenario	‘Probable’ scenario US$1=R$ 3.80 EUR1= R$ 4.37	‘Possible’ scenario Appreciation 25.00% US$1= R$ 4.75 EUR1= R$ 5.46	‘Remote’ scenario Appreciation 50.00% US$1=R$ 5.70 EUR1= R$ 6.55
US dollar
Loans and financings (Note 22)	5,882	5,769	7,212	8,654
Suppliers (Itaipu Binacional)	268	263	328	394

	6,150	6,032	7,540	9,048

Net liabilities exposed	6,150	6,032	7,540	9,048

Net effect of exchange rate fluctuation		(118)	1,390	2,898

Company has entered into swap operations to replace the exposure to the US dollar fluctuation with exposure to fluctuation in the CDI Rate, as described in more detail in the item ‘Swap Transactions’ in this Note.

Interest rate risk

The Company is exposed to the risk of increase in Brazilian domestic interest rates. This exposure occurs as a result of net liabilities indexed to variation in interest rates, as follows:

Risk: Exposure to domestic interest rate changes	2018	2017
Assets
Cash equivalents – Cash investments (Note 6) – CDI	783	917
Marketable securities (Note 7) – CDI / SELIC	813	1,088
Accounts receivable – Renova (Note 31) – CDI	532	350
Advance for future delivery of energy – CDI	94	123
Restricted cash – CDI	91	106
CVA and in tariffs (Note 15) – SELIC	1,081	369
Receivable for residual value – Generation (Note 15) – SELIC	—	1,084
Reimbursement due to termination of contract (Note 31) – SELIC / CDI	97	—
Reimbursement related to cancelled contracts – CDI	10	—
Credits owed by Eletrobras	—	4

	3,501	4,041
Liabilities
Loans, financing and debentures (Note 22) – CDI	(4,920)	(7,202)
Loans, financing and debentures (Note 22) – TJLP	(249)	(119)
Advance sales of energy supply – CDI	(79)	(188)
CVA and Other financial components (Note 15) – SELIC	—	(415)
Adherence to the Tax Anmesty Program (PRCT) (Note 20) – SELIC	—	(283)

	(5,248)	(8,207)

Net liabilities exposed	(1,747)	(4,166)

Sensitivity analysis

In relation to the most significant interest rate risk, Company estimates that, in a probable scenario, at December 31, 2019 Selic and TJLP rates will be 6.5% and 6.4757%, respectively. The Company has made a sensitivity analysis of the effects on its net income arising from increases in rates of 25% and 50% in relation to the ‘probable’ scenario. Fluctuation in the CDI rate accompanies the fluctuation of Selic rate.

	2018	2019

Risk: Increase in Brazilian interest rates	Book value	‘Probable’ scenario Selic 6.50% TJLP 6.48%	‘Possible’ scenario Selic 8.12% TJLP 8.09%	‘Remote’ scenario Selic 9.75% TJLP 9.71%
Assets
Cash equivalents (Note 6) – CDI	783	834	847	860
Marketable securities (Note 7) – CDI / SELIC	813	865	878	891
Accounts receivable – Renova (Note 31) – CDI	532	567	576	584
Advance for future delivery of energy – CDI	94	100	102	103
Restricted cash – CDI	91	97	98	100
CVA and Other financial components – SELIC	1,081	1,151	1,168	1,186
Reimbursement due to termination of contracts (Note 31) – SELIC / CDI	97	104	105	107
Reimbursement – cancelled contracts – CDI	10	11	11	11

	3,501	3,729	3,785	3,842
Liabilities
Loans and financing (Note 22) – CDI	(4,920)	(5,239)	(5,319)	(5,399)
Loans and financing (Note 22) – TJLP	(249)	(266)	(270)	(274)
Advanced sales of energy (Note 8) – CDI	(79)	(85)	(86)	(87)

	(5,248)	(5,590)	(5,675)	(5,760)

Net assets (liabilities) exposed	(1,747)	(1,861)	(1,890)	(1,918)

Net effect of fluctuation in interest rates		(114)	(143)	(171)

Increase in inflation risk

This table presents the Company’s net exposure to inflation index:

Exposure to increase in inflation	2018	2017
Assets
Concession financial assets related to Distribution infrastructure – IPCA (1)	396	111
Receivable from Minas Gerais state government (Debt recognition agreement) – IGPM index (Note 12 and 31)	247	108
Receivable from Minas Gerais state government (AFAC) – IGPM (Note 12 and 31)	246	235
Receivable for residual value – Transmission – IPCA (Note 15)	1,296	1,928
Transmission – Assets remunerated by tariff – IPCA index (Note 15)	—	496
Concession Grant Fee – IPCA (Note 15)	2,409	2,337

	4,594	5,215
Liabilities
Loans, financing and debentures – IPCA (Note 22)	(3,791)	(3,801)
Debt with pension fund (Forluz) – IPCA	(652)	(721)
Deficit of pension plan (Forluz) – IPCA	(378)	(283)

	(4,821)	(4,805)

Net assets (liabilities) exposed	(227)	410

(1)	Portion of the concession financial assets relating to the Regulatory Remuneration Base of Assets ratified by the regulator (Aneel) after the 3rd tariff review cycle.

Sensitivity analysis

In relation to the most significant risk of reduction in inflation index, reflecting the consideration that the Company has more assets than liabilities indexed to inflation indices, the Company estimates that, in a probable scenario, at December 31, 2019 the IPCA inflation index will be 4.0881% and the IGPM inflation index will be 4.35%. The Company has prepared a sensitivity analysis of the effects on its net income arising from a reduction in inflation of 25% and 50% in relation to the ‘probable’ scenario.

Risk: increase in inflation	2018	2019
	Amount Book value	‘Probable’ scenario IPCA 4.28%	‘Possible’ scenario (25%) IPCA 5.11% IGPM 5.44%	Amount Book value
Assets
Concession financial assets related to Distribution infrastructure – IPCA (1)	396	412	416	420
Receivable from Minas Gerais state government (Debt recognition) – IGPM (Note 31)	247	258	260	263
Accounts receivable from Minas Gerais state government (AFAC) – IGPM index (Note 31)	246	256	259	262
Receivable for residual value – Transmission – IPCA (Note 15)	1,296	1,349	1,363	1,376
Concession Grant Fee – IPCA (Note 15)	2,409	2,507	2,532	2,557

	4,594	4,782	4,830	4,878
Liabilities
Loans, financing and debentures – IPCA – IPCA	(3,791)	(3,946)	(3,985)	(4,024)
Debt agreed with pension fund (Forluz) – IPCA	(652)	(679)	(685)	(692)
Deficit of pension plan (Forluz) – IPCA	(378)	(393)	(397)	(401)

	(4,821)	(5,018)	(5,067)	(5,117)

Net liability exposed	(227)	(236)	(237)	(239)

Net effect of fluctuation in IPCA and IGP–M indices		(9)	(10)	(12)

(1)	Portion of the Concession financial assets relating to the Regulatory Remuneration Base of Assets ratified by the regulator (Aneel) after the 3rd tariff review cycle.

Liquidity risk

Cemig has sufficient cash flow to cover the cash needs related to its operating activities.

The Company manages liquidity risk with a group of methods, procedures and instruments that are coherent with the complexity of the business, and applied in permanent control of the financial processes, to guarantee appropriate risk management.

Cemig manages liquidity risk by permanently monitoring its cash flow in a budget-oriented manner. Balances are projected monthly, for each one of the companies, over a period of 12 months, and daily liquidity is projected over 180 days.

Short-term investments must comply with investing principles established in the Company’s Cash Investment Policy, which was approved by the Financial Risks Management Committee. These include applying its resources in private credit investment funds, without market risk, and investment of the remainder directly in bank CDs or repo contracts which earn interest at the CDI rate.

In managing cash investments, the Company seeks to obtain profitability through a rigid analysis of financial institutions’ credit risk, applying operational limits for each bank, based on assessments that take into account their ratings, exposures and balance sheet. It also seeks greater returns on investments by strategically investing in securities with longer investment maturities, while bearing in mind the Company’s minimum liquidity control requirements.

Any reduction in the Company’s ratings could result in a reduction of its ability to obtain new financing and could also make refinancing of debts not yet due more difficult or more costly. In this situation, any financing or refinancing of the Company’s debt could have higher interest rates or might require compliance with more onerous covenants, which could additionally cause restrictions to the operations of the business.

The flow of payments of the Company’s obligation to suppliers, debts with the pension fund, loans, financing and debentures, at floating and fixed rates, including future interest up to contractual maturity dates, is as follows:

	Up to 1 month	1 to 3 months	3 months to 1 year	1 to 5 years	Over 5 years	Total
Financial instruments at (interest rates):
- Floating rates
Loans, financing and debentures	111	975	2,101	10,081	7,803	21,071
Onerous concessions	—	—	2	8	14	24
Debt with pension plan (Forluz) (Note 24)	12	23	106	626	87	854
Deficit of the pension plan (FORLUZ) (Note 24)	4	7	33	192	477	713

	127	1,005	2,242	10,907	8,381	22,662
- Fixed rate
Suppliers	1,659	141	1	—	—	1,801

	1,786	1,146	2,243	10,907	8,381	24,463

Credit risk

The distribution concession contract requires levels of service on a very wide basis within the concession area, and disconnection of supply of defaulting customers is permitted. Additionally, the Company uses numerous tools of communication and collection to avoid increase in default. These include: telephone contact, emails, text messages, collection letters, posting of customers with credit protection companies, and collection through the courts.

The risk arising from the possibility of Cemig and its subsidiaries incurring losses as a result of difficulty in receiving amounts billed to its customers is considered to be low. The credit risk is also reduced by the extremely wide customers’ base.

The allowance for doubtful accounts receivable recorded on December 31, 2018, considered to be adequate in relation to the credits in arrears receivable by the Company, was R$751 (R$546 on December 31, 2017).

In relation to the risk of losses resulting from insolvency of the financial institutions at which the Company or its subsidiaries have deposits, a Cash Investment Policy was approved and has been in effect since 2004.

Cemig manages the counterparty risk of financial institutions based on an internal policy approved by its Financial Risks Management Committee.

This policy assesses and scales the credit risks of the institutions, the liquidity risk, the market risk of the investment portfolio and the Treasury operational risk.

All investments are made in financial securities that have fixed-income characteristics, always indexed to the CDI rate. The Company does not carry out any transactions that would bring volatility risk into its financial statements.

As a management instrument, Cemig and its subsidiaries divide the investment of its funds into direct purchases of securities (own portfolio) and investment funds. The investment funds invest the funds exclusively in fixed income products, having companies of the Group as the only unit holders. They obey the same policy adopted in the investments for the Company’s directly-held own portfolio.

The minimum requirements for concession of credit to financial institutions are centered on three items:

1.	Rating by three risk rating agencies.

2.	Equity greater than R$ 400 million.

3.	Basel ratio one percentage point above the minimum set by the Brazilian Central Bank.

Banks that exceed these thresholds are classified in three groups, by the value of their equity; and within this classification, limits of concentration by group and by institution are set:

Group	Equity	Concentration	Limit per bank (% of equity)*
A1	Over R$ 3.5 billion	Minimum of 80%	Between 6% and 9%
A2	R$ 1.0 billion to R$ 3.5 billion	Maximum 20%	Between 5% and 8%
B	R$ 400 million to R$ 1.0 billion	Maximum 20%	Between 5% and 7%

*	The percentage assigned to each bank depends on individual assessment of indicators, e.g. liquidity, and quality of the credit portfolio.

Further to these points, Cemig also sets two concentration limits:

1.	No bank may have more than 30% of the Group’s portfolio.

2.	No bank may have more than 50% of the portfolio of any individual company.

Risk of over-contracting and under-contracting of energy supply

Sale or purchase of energy supply in the spot market to cover a positive or negative exposure of supply contracted, to serve the captive market of Cemig D, is an inherent risk to the energy distribution business. The regulatory agent limits for 100% pass-through to customers the exposure to the spot market, valued at the difference between the distributor’s average purchase price and the spot price (PLD), is only the margin between 95% and 105% of the distributor’s contracted supply. Any exposure that can be proved to have arisen from factors outside the distributor’s control (‘involuntary exposure’) may also be passed through in full to customers. Company’s management is continually monitories its contracts for purchase of energy supply to mitigate the risk of exposure to the spot market.

Risk of continuity of the concession

The risk to continuity of the distribution concession arises from the new terms included in the extension of Cemig D’s concession for 30 years from January 1, 2016, as specified by Law 12,783/13. The extension introduced changes to the present contract, conditional upon compliance by the distributor with new criteria for quality, and for economic and financial sustainability.

The extension is conditional on compliance with indicators contained in the contract itself, which aim to guarantee quality of the service provided and economic and financial sustainability of the company. These are determinant for actual continuation of the concession in the first five years of the contract, since non-compliance with them in two consecutive years, or in the fifth year, results in cancellation of the concession.

Additionally, as from 2021, non-compliance with the quality criteria for three consecutive years, or the minimum parameters for economic/financial sustainability for two consecutive years, results in opening of proceedings for termination of the concession.

The efficiency criteria for continuity of supply and for economic and for financial management, required to maintain the distribution concession, were met in the year ended December 31, 2018.

Hydrological risk

The greater part of the energy sold by the Company’s subsidiaries is generated by hydroelectric plants. A prolonged period of drought can result in lower water volumes in the reservoirs of these plants, which can lead to an increase in the cost of acquisition of energy, due to replacement by thermoelectric generation, or reduction of revenues due to reduction in consumption caused by implementation of wide-ranging programs for saving of energy. Prolongation of the generation of energy using the thermal plants could pressure costs of acquisition of supply for the distributors, causing a greater need for cash, and could result in future increases in tariffs.

Risk of debt early maturity

The Company’s subsidiaries have loan contracts with restrictive covenants normally applicable to this type of transaction, related to compliance with a financial index. Non-compliance with these covenants could result in earlier maturity of debts.

On December, 31, 2018, the Company was compliant with all the covenants for financial index requiring half-yearly and annual compliance. More details in Note 22.

Capital management

This table shows comparisons of the Company’s net liabilities and its Equity on December 31, 2018 and 2017:

	2018	2017
Total liabilities	43,916	27,910
(–) Cash and cash equivalents	(891)	(1,030)
(–) Restricted cash	(91)	(106)

Net liabilities	42,934	26,774

Total equity	15,939	14,330

Net liabilities / equity	2.70	1.87

33. ASSETS AS HELD FOR SALE AND DISCONTINUED OPERATIONS

On December 31, 2018 assets and liabilities classified as held for sale, and the results of discontinued operations, were as follows:

	Investments	Telecom assets	Total

Assets	19,446	—	19,446
Liabilities	(16,272)	—	(16,272)

Net Asset	3,174	—	3,174

Attributed equity holders of the parent	1,818	—	1,818
Attributed to non-controlling interests	1,356	—	1,356
Net income (loss) from discontinued operations	73	290	363

Attributed to equity holders of the parent	32	290	322
Attributed to non-controlling interests	41	—	41

Basic and diluted earnings per preferred share from discontinued operations – R$			0,22
Basic and diluted earnings per common share from discontinued operations – R$			0,22

The changes in assets and liabilities classified as held for sale in 2018 were as follows:

Reclassification of investments – Note 17(*)	1,786
The changes in assets and liabilities classified as held for sale in 2018 were as follows:	32

1,818

(*)	Net value of the adjustment to fair value, less costs of disposal (R$ 42).

Telecom assets:

On May 25, 2018 Cemig announced its intention to sell certain telecom assets that were acquired in the merger of Cemig Telecomunicações with Company on March 31, 2018.

The assets that were the subject of the tender were a group of the Company’s assets, and positions in infrastructure and services contracts. They were separated into two lots where the winning bid for Lot 1, presented by American Tower do Brasil – Comunicação Multimídia Ltda., was for R$ 576, i.e. 71.87% above the minimum sales price specified in the tender announcement. The winning bid for Lot 2, presented by Algar Soluções em TIC S.A., was for R$ 79, or 141.05% above the minimum sale value specified in the tender announcement.

Considering the requirements of IFRS 5, Company classified the telecom assets subject to the tender offer as held for sale, and discontinued operations.

In November 2018, the sale of these assets was completed for and amount of R$ 655 paid in cash. The carrying value of these asset amounted to R$ 277, which resulted in the recognition of a gain on sale of R$ 378.

The detail of Telecom assets results presented as discontinued operations on Company’s net income was as follows:

2018
Results of discontinued operations
Net revenue	119

Outsourced services expenses	(23)
Depreciation and amortization	(15)
Gain on disposal of assets	378
Other operating expenses, net	(21)

Income before finance income (expenses) and taxes	438

Finance income	1
Income before income and social contribution taxes	439
Current income and social contribution taxes	(145)
Deferred income and social contribution taxes	(4)

Net income	290

The effects on cash flow arising from the disposal of the telecom assets are as follows:

Consolidated
Operational activity – gain on sale of investment	(378)
Investment activity – amount of sale	655

277

Light S.A.

Upon obtaining control of Light (See Note 17.1), on November 27, 2018, the Board of Directors committed as a priority for 2019, to dispose of its controlling interest in Light, on conditions that would be compatible with the market and also in accordance with the interests of shareholders. The Company expects to complete the sale until the end of 2019.

As a result, the Company has assessed if the provisions of IFRS 5 – Non-current assets held for sale and discontinued operations, were met and concluded that the sale is highly probable within the near future. Thus the Company has evaluated the effects on the investments held in the investees LightGer, Axxiom, Guanhães and UHE Itaocara, which were jointly controlled by the Company and Light.

This table provides the information on the assets and liabilities of the investments classified as discontinued operations on December, 31, 2018:

	Light	LightGer	Guanhães	Axxion	Itaocara	Total
ASSETS
Assets classified as held for sale
Cash and cash equivalents	707	58	5	7	5	782
Marketable securities	977	—	—	—	—	977
Customers and traders	2,855	11	—	—	—	2,866
Recoverable taxes	75	—	—	1	—	76
Accounts receivable	344	—	—	20	—	364
Inventories	38	—	—	—	—	38
Concession financial assets	564	—	—	—	—	564
Other current assets	75	—	—	—	—	75

Total, current assets	5,635	69	5	28	5	5,742

Customers and traders	1,013	—	—	—	—	1,013
Recoverable taxes	52	—	2	—	—	54
Deferred income and social contribution taxes	405	—	—	18	—	423
Financial assets of the concession	4,420	—	—	—	—	4,420
Concession contract assets	330	—	—	—	—	330
Property, plant and equipment	1,560	131	345	1	6	2,043
Intangible assets	3,097	—	3	6	9	3,115
Capex	547	—	—	—	—	547
Other non-current assets	804	1	13	2	—	820

Total, non-current assets	12,228	132	363	27	15	12,765

Total assets of subsidiaries classified as held for sale	17,863	201	368	55	20	18,507

LIABILITIES
Liabilities directly associated to assets held for sale
Suppliers	2,119	34	13	3	—	2,169
Loans, financing and debentures(1)	1,996	8	13	9	—	2,026
Taxes and social contribution payable	339	1	—	1	—	341
Other current liabilities	824	1	1	19	—	845

Total, non-current liabilities	5,278	44	27	32	—	5,381

Loans, financing and debentures(1)	8,032	71	139	1	—	8,243
Taxes and social contribution payable	305	—	1	1	—	307
Other non-current liabilities(2)	859	—	4	4	9	876

Total, non-current liabilities	9,196	71	144	6	9	9,426

Total liabilities of subsidiaries associated with assets classified as held for sale	14,474	115	171	38	9	14,807

(1)

Certain loans, financing and debentures agreements of Light S.A. and subsidiaries has clauses that may cause the early maturity of debt, including cross default. The early maturity only occurs when one of the ratios has not been complied with in two consecutive quarters or four intercalate quarters, and when certain nonfinancial covenants have not been complied with. Loans, financing and debentures agreements require that Light S.A. and subsidiaries to maintains certain net debt/EBITDA ratios and covenants. On December 31, 2018, Light S.A. and subsidiaries were in conformity with the required debt covenants, except for the Bonds. The Bonds have restrictive debt covenants and, on December 31, 2018, the subsidiary exceeded the limit of 3.50 times net debt/EBITDA ratio, thus being obliged to respect the limits for contracting new debts until it resumes compliance with the established covenants. As of December 31, 2018, the lack of compliance by Light to the debt/EBITDA ratio had no impact in any other covenants of Light and/or the Company.

(2)

Light S.A. and subsidiaries are parties in tax, labor, civil lawsuits and regulatory proceedings in several courts. Management periodically assesses the risks of contingencies related to these proceedings, and as of December 31, 2018, based on the legal counsel’s opinion, recorded a provision of R$ 476,244, regarding unfavorable decisions that are probable and whose amounts are quantifiable. As of December 31, 2018, Light S.A. and subsidiaries are parties to civil, labor and tax lawsuits in the amounts of R$909, R$320 and R$4,467, respectively, whose risk of loss Management believes is less than probable, based on the opinion of its legal counsels. Therefore, no provision was established.

The results of these discontinued operations for the month of December 2018 are as follows:

	31/12/2018
	Light	LightGer	Guanhães	Axxion	Itaocara	Total
Results of discontinued operations
Net revenue	1,052	4	1	6	—
General costs and expenses	(980)	(2)	29	(3)	—
Share of (loss) profit of subsidiaries and joint ventures, and goodwill	(9)	—	—	—	—
Income before finance income (expenses) and taxes	63	2	30	3	—
Finance income	92	—	—	—	—

Finance expenses	(44)	—	—	—	—
Pre-tax profit of discontinued operations	111	2	30	3	—

Current income and social contribution taxes	(14)	—	—	5	—
Deferred income and social contribution taxes	(38)	—	—	—	—
Net income of discontinued operations in the period	59	2	30	8	—